UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2025

DENALI CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41351	98-1659463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

437 Madison Avenue 27th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 978-5180

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	DNQUF	Pink Current
Class A ordinary shares, par value $0.0001 per share	DNQAF	OTCQB
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DNQWF	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On August 20, 2025, Denali Capital Acquisition Corp., a Cayman Islands exempted company (the “Company” or “Denali”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Semnur Pharmaceuticals, Inc., a Delaware corporation (“Semnur”), and the purchaser party thereto (the “Purchaser”). There are no material relationships between the Company or its affiliates and the Purchaser, other than in respect of the Purchase Agreement.

Pursuant to the Purchase Agreement, the Purchaser has agreed to purchase an aggregate of 1,250,000 shares of common stock, par value $0.0001 per share (the “PIPE Shares”), of the combined company (“New Semnur”) following the consummation of the transactions (the “Business Combination”) contemplated by the Agreement and Plan of Merger, dated August 30, 2024, as amended on April 16, 2025, and July 22, 2025 (the “Merger Agreement”), by and among the Company, Semnur, and Denali Merger Sub Inc. The purchase price for the PIPE Shares is $16.00 per share, for an aggregate purchase price of $20,000,000 (the “PIPE Financing”).

The closing of the PIPE Financing is subject to customary conditions and is expected to occur immediately following the consummation of the Business Combination.

The Purchase Agreement also provides that, no earlier than the closing of the PIPE Financing and no later than 20 business days following the closing of the Business Combination, Semnur will cause to be deposited into an escrow account an aggregate of 12,000,000 shares of New Semnur common stock beneficially owned by its parent company, Scilex Holding Company, pursuant to the terms of a Securities Escrow Agreement to be entered into by Semnur, the Purchaser and an escrow agent.

The Purchase Agreement contains customary representations, warranties, and covenants of the parties thereto. The Purchase Agreement may be terminated under certain circumstances, including if the closing of the PIPE Financing has not occurred on or before December 31, 2025.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information regarding the Purchase Agreement and the PIPE Financing set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The PIPE Shares to be issued in the PIPE Financing will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. The Company will rely on this exemption from registration based in part on representations made by the Purchaser in the Purchase Agreement, including that the Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D and is acquiring the securities for investment purposes and not with a view to distribution. The offering of the PIPE Shares was not a public offering and was not accompanied by any general solicitation or advertising. The PIPE Shares will be restricted securities and subject to transfer restrictions.

Additional Information and Where to Find It

In connection with the Business Combination, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which included a preliminary proxy statement/prospectus as well as other relevant information concerning the Business Combination. The SEC declared the Registration Statement effective on August 12, 2025, and the Company filed a definitive proxy statement/prospectus with the SEC on August 13, 2025. The Company commenced mailing the definitive proxy statement/prospectus to the Company’s shareholders of record as of August 12, 2025, on or about August 13, 2025. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that the Company will send to its shareholders in connection with the Business Combination. Investors and security holders of the Company are advised to read the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the definitive proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination. Shareholders are also able to obtain copies of the definitive proxy statement/prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: 437 Madison Avenue, 27th Floor, New York, New York 10022.

Participants in the Solicitation

Denali, Semnur, and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Denali’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Denali’s directors and officers in Denali’s filings with the SEC, including the Denali Registration Statement, which includes the definitive proxy statement/prospectus of Denali for the Business Combination. Such information and the names of Semnur’s directors and executive officers are also included in the Registration Statement.

Forward-Looking Statements

This Report includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or variations of such words or by expressions of similar meaning. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Semnur and Denali, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of management of Denali and Semnur are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Denali. These statements are subject to a number of risks and uncertainties regarding Denali’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the stockholders of Semnur or the shareholders of Denali for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Semnur or Denali; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by Denali’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq or OTC Markets following the Business Combination; and costs related to the Business Combination. There may be additional risks that Denali presently does not know or that Denali currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Denali’s expectations, plans or forecasts of future events and views as of the date of this communication. Denali anticipates that subsequent events and developments will cause such assessments to change. However, while Denali may elect to update these forward-looking statements at some point in the future, Denali specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Denali’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Securities Purchase Agreement, dated as of August 20, 2025, by and among Denali Capital Acquisition Corp., Semnur Pharmaceuticals, Inc., and the Buyers party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish a copy of all omitted schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENALI CAPITAL ACQUISITION CORP.

Date: August 21, 2025	By:	/s/ Lei Huang
	Name:	Lei Huang
	Title:	Chief Executive Officer

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